KPMG LLP
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Independent Accountants’ Report on Applying Agreed-Upon Procedures
Triton Container International Limited (the “Company”)
Merrill Lynch, Pierce, Fenner & Smith, Incorporated (“MLPFS”)
(together, the “Specified Parties”)

Re: Triton Container Finance VI LLC, Fixed Rate Asset-Backed Notes, Series 2018-1 (the “Notes”) – Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “180208 Unit Listing for KPMG v3.xlsx” (the “Data File), provided to us by the Company, on February 22, 2018, containing certain information related to 355,330 containers (the “Containers”) and the associated leases (the “Leases”) as of December 31, 2017 (the “Cutoff Date”), which we were informed are intended to be included as collateral in the offering of the Notes. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.
Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

●
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

●
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

●	The term “rounding” means that dollar amounts and percentages were within $0.01 and 0.1%, respectively.
The term “Sources” refers to the Invoice, Repo Payment Advice, Vendor Payment Advice, Purchase Contract (including any exhibit thereof), Purchase Order, Acceptance Certificate, Certificate of Final Inspection, Repurchased Unit Details Listing, screenshots from the Company’s fleet management system, Lease Agreement (including any amendment thereof), Lease Addendum, or Long Term Lease Contract provided by the Company.
We performed the following procedures:

A.
The Company instructed us to select a random sample of 40 Containers (the “Sample Containers”) from the Data File. A listing of the Sample Containers is attached hereto as Exhibit A. For purposes of this

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative (“KPMG International”), a Swiss entity.

procedure, the Company did not inform us as to the basis for how they selected the number of Containers that we were instructed to randomly select from the Data File.

B.
For each Sample Container and the associated Lease (the “Sample Lease”), we compared or recomputed the information in the Data File to or using the information stated in the Sources indicated below, utilizing instructions (as applicable) provided by the Company. The Specified Parties indicated that the absence of any of the noted Sources or the inability to agree the indicated information from the Data File to the Source(s), utilizing the instructions provided by the Company, as applicable, for each of the specified attributes constituted an exception. The Sources are listed in the order of priority until such attribute was agreed.

Attributes	Sources / Instructions
Container Unit ID	Invoice, Purchase Contract (including any exhibit thereto), Purchase Order, or Repurchased Unit Details Listing.
Box Price (except for Sample Container #17, OEC)
Invoice, Purchase Contract (including any exhibit thereto), or Purchase Order. For Sample Containers #1, #11 and #40, which are refrigerated or flat rack containers, the Company instructed us to recompute the Box Price as the sum of the unit price stated in the Invoice, the unit price stated in the Vendor Payment Advice, and the unit price stated in the the Repo Payment Advice, and to compare the recomputed Box Price to the information stated in the Data File. For Sample Container #17, which the Company informed us was repurchased from a third party, the Company instructed us to compare the OEC stated in the Data File to the Depreciable OEC stated in the Repurchased Unit Details Listing.
We were instructed by the Company to consider the Box Price to be in agreement if the difference was not greater than 3.00%.

Net Book Value (“NBV”)
The Company instructed us to recompute the NBV as of the Cutoff Date based on each Sample Container’s OEC and Manufacture Date stated in the Data File, and the residual value percentage and depreciation life by Equipment Type provided by the Company. We were instructed by the Company to consider the NBV to be in agreement if the difference was not greater than 3.00%.

Manufacture Date
Acceptance Date stated in, or the date of, the Acceptance Certificate or Certificate of Final Inspection. For Sample Container #17, which was repurchased from a 3rd party, the Company instructed us to compare the Manufacture Date stated in the Data File to the corresponding information stated in the Repurchased Unit Details Listing. We were instructed by the Company to consider the Manufacture Date to be in agreement if the difference was not greater than 30 days.

Age	The Company instructed us to recompute Age based on each Sample Container’s Manufacture Date stated in the Data File and the Cutoff Date.

Attributes	Sources / Instructions
Equipment Type
Invoice, Purchase Contract (including any exhibit thereto), Purchase Order, or Repurchased Unit Details Listing, and instructions provided by the Company regarding acceptable abbreviations of Equipment Types listed in Exhibit B.

Lessee’s Name	Lease Agreement (including any amendment thereof), Lease Addendum, or Long Term Lease Contract.
Lease Type “LTL” or “SVC”
Lease Agreement (including any amendment thereof), Lease Addendum, or Long Term Lease Contract. We were instructed by the Company (i) to consider the Sample Lease to be a Service Lease (Lease Type “SVC”) if the Lease Agreement stated the lease type is “Ad hoc,” “Master Lease,” and “One-way,” and (ii) to consider the Sample Lease to be a Long-term (Lease Type “LTL”) if (a) the Lease Agreement stated the lease type is “Long-term,” or (b) if the Lease Agreement stated the lease term is greater than one year and did not state a Lease Type of “Ad hoc,” “Master Lease,” and “One-way.”

Rental Rate
Lease Agreement (including any amendment thereof), Lease Addendum, or Long Term Lease Contract. For Sample Containers #4, #5, #6, #7, and #13, the Company informed us that the Rental Rate in the Lease Agreement included an embedded charge amount related to a damage protection premium. For these Sample Containers, we were instructed by the Company to recompute the Rental Rate by subtracting the Embedded Charge Amount stated in the screenshot from the Company’s fleet management system from the Rental Rate stated in the Lease Agreement.

Lease Expiration Date
Lease Agreement (including any amendment thereof), Lease Addendum, or Long Term Lease Contract. In the event the Lease Expiration Date was not stated, the Company instructed us to recompute the Lease Expiration Date by adding the Lease Term stated in the Lease Agreement (including any amendment thereof), Lease Addendum, or Long Term Lease Contract to the last date of the Supply Period stated in the Lease Agreement (including any amendment thereof), Lease Addendum, or Long Term Lease Contract. For Sample Container #7, for which the Lease Expiration Date stated in the Data File was one month ealier than the Lease Expiration Date we recomputed, the Company instructed us to compare the Lease Expiration Date stated in the Data File to the information stated in the screenshot from the Company’s fleet management system. For Sample Container #36, which was subject to a Master Lease, the Company instructed us to consider the information to be in agreement if the Lease Expiration Date stated in the Data File was the Cutoff Date.

The information regarding the Sample Containers and Sample Leases in the Data File was found to be in agreement with the respective information stated in the Sources.

C.
For each Sample Container, we observed a “Leased Out” status stated on the screenshot from the Company’s fleet management system, or the presence of a signed Lease Agreement (including any amendment thereof), Lease Addendum, or Long Term Lease Contract. We make no representation regarding the authenticity of the signature(s) on the Lease Agreement (including any amendment thereof), Lease Addendum, or Long Term Lease Contract.

There were no conclusions that resulted from the procedures.
This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.
The procedures performed were applied based on the information included in the Data File, and information and instructions provided by the Company, without verification or evaluation of such information and instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Containers or the existence of the Leases, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Data File and Sources which were used in our procedures, or (iv) matters of legal interpretation.
The procedures performed were not intended to address, nor did they address: (i) the conformity of the acquisition of the Containers or origination of the Leases to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Containers or Leases being securitized, (iii) the compliance of the lessor of the Containers and originator of the Leases with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Containers or the Leases that would be material to the likelihood that the issuer of the asset‑backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (NRSRO).
The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.
This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.
/s/KPMG LLP
Irvine, CA
March 1, 2018

Exhibit A
The Sample Containers

Sample Container Number	Container Unit ID	Sample Container Number	Container Unit ID
1	TRIU8106352	21	TCKU4809904
2	TLLU4657540	22	TRHU1096768
3	TRHU2882036	23	TRHU1103701
4	TRHU3632622	24	TRHU2340591
5	TRHU1213669	25	TRHU3891583
6	TRHU1212528	26	TLLU2016975
7	TCNU2414094	27	TRHU3850795
8	TLLU4675035	28	TCNU5174588
9	TRHU1275824	29	TCNU4103126
10	TCNU2080084	30	TCNU5546411
11	TTNU0720040	31	TCNU5997077
12	TTNU0719590	32	TCNU5743344
13	TCNU2316499	33	TCNU5934422
14	TCNU2311990	34	TCNU4678007
15	TCKU1277177	35	TCNU3696454
16	TRHU3799306	36	TCNU4497380
17	HNSU2026456	37	TLLU4744326
18	TRHU3591185	38	TCNU3376790
19	TRHU3937792	39	TLLU4734539
20	TRIU0382349	40	TTNU8287003

B-I

Exhibit B
Acceptable Equipment Type Abbreviations provided by the Company

Equipment Type	Acceptable Abbreviations
20DC	20'X8'X8'6" Steel Dry Containers
20'X8'X8'6" ISO 1CC Dry Van Container
20'X8'X8'6" ISO Dry Cargo Container
20' DV Dry Van Containers
20'X8'X8'6" Dry Cargo Container
20'X8'X8'6" Steel Dry Containers
20OT	20'X8'X8'6" Open Top Dry Cargo Steel Containers
40FR	40'X8'X8'6" ISO 1AA Flatrack Container
40HC	40' HC
40' HC DRY VAN CONTAINERS
40' X 8' X 9'6" Dry Cargo Container
40DC	40 DV
40’ Steel Dry Cargo
40HR	40’ X 8’ X 9’6” HC Reefer Container
40’ X 8’ X 9’6” Steel Reefer

B-I